UNITED STATES
SECURITY AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ______ )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

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[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))
[   ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to 240.14a-12

TANGER FACTORY OUTLET CENTERS, INC.
(Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TANGER FACTORY OUTLET CENTERS, INC.	Shareholder Meeting to be held May 16, 2008
**IMPORTANT NOTICE**	Proxy Material Available
Regarding the Availability of Proxy Material	1 Combined Document
You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available	2 Notice & Proxy Statement
This communication presents only an overview of the more complete proxy material that is available to you on the Internet.  We encourage you to access and review all of the important information contained in the proxy material before voting.

PROXY MATERIAL – VIEW OR RECEIVE

You can choose to view the material online or receive a paper or e-mail copy.  There is NO charge for requesting a copy.  Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before May 05, 2008

[BROKER LOGO HERE]
HOW TO VIEW MATERIAL VIA THE INTERNET
[Return Address Here]	Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL
[Investor Address Here]
1) BY INTERNET – www.proxyvote.com
2) BY TELEPHONE – 1-800-579-1639
3) BY E-MAIL – sendmaterial@proxyvote.com

*If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information	How to Vote
Meeting Type: Annual Meeting	Vote In Person
Meeting Date: May 16, 2008	Should you choose to vote these shares in person at the
Meeting Time: 10:00 AM EST	meeting you must request a “legal proxy”. To request a
For holders as of: March 19, 2008	legal proxy please follow the instructions at
Meeting Location:	www.proxyvote.com or request a paper copy of the material.
Proximity Hotel	Many Shareholder meetings have attendance requirements
704 Green Valley Road	including, but not limited to, the possession of an
Greensboro, NC 27408	attendance ticket issued by the entity holding the meeting.
Please check the meeting material for any special
requirements for meeting attendance
Vote By Internet
To vote now by Internet, go to
WWW.PROXYVOTE.COM
Please refer to the proposals and follow the instructions.

Voting items
The Board of Directors recommends that you
vote “For” the following.

1. Election of Directors
Nominees
1 Stanley K. Tanger 2 Steven B. Tanger 3. Jack Africk 4 William G. Benton 5 Thomas E. Robinson
6 Allan L. Schuman

The Board of Directors recommends you vote FOR the following proposal(s).

2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s Independent registered accounting firm for the fiscal year ending December 31, 2008

NOTE: Such other business as may properly come before the meeting or any adjournment thereof

CONTROL#	0000 0000 0000

Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE